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                              CAROLINA FIRST CORPORATION

                          _____% Subordinated Notes Due 2005

                             $23,000,000 Principal Amount

                                UNDERWRITING AGREEMENT

                                                       ______________, 1995

          J.C. BRADFORD & CO.
          INTERSTATE/JOHNSON LANE CORPORATION
          MORGAN KEEGAN & COMPANY, INC.
          As Representatives of the several Underwriters
          c/o J.C. Bradford & Co.
          330 Commerce Street
          Nashville, Tennessee  37201

          Dear Sirs:

               Carolina First Corporation, a South Carolina corporation (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters") for whom you are acting as the representatives (the "Representatives") an aggregate of $23,000,000 principal amount (the "Firm Securities") of the Company's _____% Subordinated Notes Due 2005 (the "Notes") to be issued pursuant to the provisions of an Indenture, dated as of ____________, 1995 (the "Indenture"), between the Company and First American Trust Company, N.A., as Trustee (the "Trustee"). The Company has also agreed to grant to you an option (the "Option") to purchase up to an additional $3,000,000 principal amount of the Notes (the "Option Securities") on the terms and for the purposes set forth in Section 1(b) hereof. The Firm Securities and the Option Securities are hereinafter collectively referred to as the "Securities".

               The Company confirms as follows its agreements with you.

               1.   Agreement to Sell and Purchase; Public Offering.

                    (a) The Company agrees to sell to each of the Underwriters, and upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, each of the Underwriters agrees, severally and not jointly, to purchase from the Company, the respective principal amount of

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          Firm Securities set forth opposite the name of such Underwriter on Schedule I, all at the purchase price of _____% of the principal amount thereof.

                    (b) Subject to all the terms and conditions of this Agreement, the Company grants the Underwriters an Option to purchase, severally and not jointly, up to $3,000,000 principal amount of the Option Securities from the Company at the same percentage of the principal amount thereof as you shall pay for the Firm Securities, plus accrued interest from the Closing Date to the Option Closing Date described below. The Option may be exercised only to cover over-allotments in the sale of the Firm Securities and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus (as defined below) upon written or telegraphic notice (the "Option Securities Notice") by you to the Company no later than 12:00 noon, Nashville, Tennessee time at least two and no more than ten business days before the date specified for closing in the Option Securities Notice (the "Option Closing Date") setting forth the aggregate principal amount of Option Securities to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the principal amount of Option Securities set forth in the Option Securities Notice, and unless otherwise adjusted by the Representatives, each of the Underwriters will purchase such percentage of the Option Securities as is equal to the percentage of Firm Securities that such Underwriter is purchasing.

               (c) After the Registration Statement becomes effective, upon the authorization by you of the release of the Securities, the several Underwriters propose to offer the Firm Securities and the Option Securities purchased by the Underwriters for sale at the price set forth in the Prospectus (the initial offering price) and upon the terms set forth therein.

               2.   Delivery and Payment.

                    Delivery of the Firm Securities shall be made to you against payment of the purchase price by certified or official bank check payable in next day funds to the order of the Company at the office of J.C. Bradford & Co., 330 Commerce Street, Nashville, Tennessee 37201, or at such other place as may be agreed upon by the Representatives and the Company, at 10:00 a.m., Nashville time, on the fifth full business day following the date of this Agreement, or at such time on such other date, not later than the seventh full business day after the date of this Agreement, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

                    To the extent the Option is exercised, delivery of the Option Securities against payment therefor (in the manner specified above) will take place at the offices specified above

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          for the Closing Date at the time and date (which may be the
          Closing Date) specified in the Option Securities Notice.

                    Certificates evidencing the Securities shall be in definitive form and shall be registered in such names and in such denominations as you shall request not less than 48 hours prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Securities, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be, at a location to be designated by you, which may be in New York, New York, or elsewhere.

                    The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Securities and Option Securities by the Company to the Underwriters shall be borne by the Company. The Company will pay and save each of the Underwriters and any subsequent holder of the Securities harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Securities and Option Securities.

               3.   Representations and Warranties of the Company.

                    The Company represents, warrants and covenants to each of the Underwriters that:

                    (a) the Company meets the requirements for use of Form S-3, and a registration statement (Registration No. 33- ____________) on Form S-3 relating to the Securities, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "TIA") and the rules and regulations of the Securities and Exchange Commission (the "Commission") under those acts, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to you. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and

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          Regulations will be filed promptly by the Company with the
          Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference directly or indirectly therein at any time including documents by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (defined below) subsequent to the Effective Date but prior to the termination of the offering of the Securities (such incorporated documents being herein called the "Incorporated Documents").

                    (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act, the TIA, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations under the Act, the TIA and the Exchange Act (collectively, the "Rules and Regulations"), and will contain all statements required to be stated therein in accordance with the Act, the TIA, the Exchange Act, and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement, the Prospectus or any such amendment or supplement did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this
          Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company by the

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          Representatives specifically for inclusion in the Registration
          Statement or Prospectus or any amendment or supplement thereto. The Company acknowledges that the statements set forth under the heading "Underwriting" in the Prospectus constitute the only information relating to the Underwriters furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement.

                    (c) The Incorporated Documents, when they became or become effective or were or shall be filed with the Commission, as the case may be, complied or will comply in all material respects with the requirements of the Act, the TIA, or the Exchange Act, as applicable, and the Rules and Regulations.

                    (d) The only subsidiaries (as defined in the Rules and Regulations) of the Company are Carolina First Bank, a South Carolina-chartered commercial bank ("Carolina First Bank"), and Carolina First Mortgage Company, a South Carolina business corporation ("CF Mortgage", and together with Carolina First Bank, the "Subsidiaries"). The Company is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of South Carolina duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"). Carolina First Bank is, and at the Closing Date will be, a commercial bank duly organized, validly existing and in good standing under the laws of South Carolina. Carolina First Bank is a commercial bank duly authorized to conduct a general banking business in accordance with its Charter, subject to the supervision of the South Carolina State Board of Financial Institutions and the Federal Deposit Insurance Corporation. The Company and each of its subsidiaries has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Carolina First Bank is an insured bank as defined in the Federal Deposit Insurance Act. The Company and each Subsidiary is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary. Except for the stock of the Subsidiaries or as disclosed in the Registration Statement or in a contemporaneous letter to the Representatives, the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the Articles of Incorporation or Charter, and of the Bylaws, of the Company and each Subsidiary, and all amendments thereto, have been delivered to you, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

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                    (e)  The financial statements and schedules included or
          incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. The financial and statistical data set forth in the Prospectus under the captions "Prospectus Summary", "Summary Consolidated Financial Data", "The Company", "Recent Acquisitions", "Use of Proceeds", "Capitalization", "Selected Consolidated Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business" and "Management" fairly presents the information set forth therein on the basis stated in the Prospectus. No other financial statements or schedules of the Company are required by the Act, the TIA, the Exchange Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Elliott, Davis & Co. (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations.

                    (f) The Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, except as disclosed in the Prospectus, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation.

                    (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus,
          (i) there has not been and will not have been any change in the capitalization of the Company other than pursuant to the exercise of employee stock options, or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, arising for any reason whatsoever, (ii) neither the Company nor its Subsidiaries has incurred nor will it incur any material liabilities or obligations, direct or contingent, except in the ordinary course of the banking business of its Subsidiaries, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

                                          6

                    (h) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                    (i) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any Subsidiary or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or its Subsidiaries or its business, properties, business prospects, condition (financial or otherwise) or results of operations or prevent or materially hinder the consummation of this Agreement.

                    (j) The Company and each Subsidiary has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all material respects with all laws, regulations and orders applicable to it or its business and (iii) performed all its obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any contract or other instrument material to it to which it is a party or by which its property is bound or affected. To the best knowledge of the Company and each Subsidiary, no other party under any contract or other instrument to which it is a party is in default in any respect thereunder. Neither the Company nor any Subsidiary is, nor at the Closing Date will any of them be, in violation of any provision of its Articles of Incorporation, Charter or Bylaws.

                    (k) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein or in the Indenture, except such as have been obtained under the Act, the TIA, or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the Bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Securities.

                    (l) The Company has full corporate power and authority to enter into this Agreement and the Indenture. This Agreement and the Indenture have been duly authorized, executed and delivered by the Company and each constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby will not result in

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          the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the respective Articles of Incorporation, Charter or Bylaws of the Company or its Subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of its or their properties are bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any Subsidiary.

                    (m) The Company and each Subsidiary has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or its Subsidiaries. The Company and each Subsidiary has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such Subsidiaries. The Company and each of its Subsidiaries owns or leases all such properties as are necessary to its respective operations as now conducted.

                    (n) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof.

                    (o) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to you was or will be, when made, inaccurate, untrue or incorrect.

                    (p) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act, the Exchange Act or otherwise, in, or which has constituted, stabilization or

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          manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                    (q) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

                    (r) As described in the Registration Statement or the Prospectus, the Company's allowances for possible loan losses at December 31, 1993 and 1994 were, as of the respective dates thereof, adequate in all material respects to provide for all anticipated losses, net of recoveries related to loans previously charged-off, on loans outstanding as of the respective dates thereof, and there has not been any material adverse change in the collectability of the loan portfolio of the Company and its Subsidiaries since December 31, 1994, except as otherwise disclosed in the Registration Statement and the Prospectus, and the provision for possible loan losses maintained by the Company and its Subsidiaries is adequate in all material respects in light of anticipated loan charge-offs.

                    (s) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

               4.   Agreements of the Company.

               The Company covenants and agrees with each of the Underwriters as follows:

                    (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Securities by an underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to you within a reasonable period of time prior to the filing thereof and you shall not have objected thereto in good faith.

                    (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify you promptly, and will confirm such advice in writing, (1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in the second sentence of Section 4(e) that in the judgment of the Company makes any statement made in the

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          Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representatives or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A of the Rules and Regulations, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representatives promptly of all such filings.

                    (c) The Company will furnish to you, without charge, four signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus).

                    (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement. The Company will, from time to time, after the effective date of the Registration Statement file with the Commission such reports as are required by the Act, the TIA, the Exchange Act, and the Rules and Regulations, and shall also file with state securities commissions in states where the Securities have been sold by you (as you shall have advised us in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

                    (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of you, without charge, as many copies of the prospectus or any amendment or supplement thereto as you may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by you and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or your counsel should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of you, without

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          charge, such number of copies thereof as you may reasonably request.

                    (f) Prior to any public offering of the Securities by you, the Company will cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                    (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock or other securities, and will furnish to you a copy of each annual or other report it shall be required to file with the Commission.

                    (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations under the Act).

                    (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing, and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (2) the preparation and delivery of the Indenture and instruments or certificates representing the Securities, (3) the printing of this Agreement and other underwriting documents, including Underwriter's Questionnaires, Underwriter's Powers of Attorney, Blue Sky Memorandum, Agreement Among Underwriters and Selected Dealer Agreements, (4) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Securities by the Underwriters or by dealers to whom Securities may be sold, (5) any filings required to be made by you with the NASD, and the fees (not to exceed $1,000), disbursements and other charges of your counsel in connection therewith, (6) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of your counsel in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (7) counsel to the Company, (8) the Trustee in connection with the Indenture, (9) The Depository Trust Company, and (10) the National Association of Insurance Commissioners in connection with any rating of the Securities.

                    (j) If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 8) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse you for all out-of-pocket expenses (including the fees, disbursements and other charges of your counsel) reasonably incurred by them in connection herewith. If this Agreement shall be terminated by the Underwriters based upon an Act of God or other circumstances not involving a matter within the control of the Company or any fault of the Company, the Company shall have no obligation to reimburse you for any out-of-pocket expenses; otherwise, upon termination by the Underwriter the Company will reimburse you for up to $100,000 of out-of-pocket expenses (including the fees, disbursements and other charges of your counsel) reasonably incurred by you in connection herewith.

                    (k) The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

                    (l) The Company will apply the net proceeds from the offering and sale of the Securities to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

                    (m) During the period of 180 days commencing at the Closing Date, the Company will not, without your prior written consent, offer, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, any debt securities of the Company which are substantially similar to the Securities;

                    (n) Comply with all registrations, filings and reporting requirements of the Exchange Act, which may from time to time be applicable to the Company.

                    (o) Not insist upon, or plead (as a defense or otherwise), or in any manner whatsoever claim, and will actively resist any and all efforts to be compelled to take the benefit or advantage of, usury laws, wherever enacted, now or at any time hereafter in force, in connection with any claim, action, or proceeding which may be brought by you in order to enforce any right or remedy under this Agreement or which may be brought by any holder of the Securities or the Trustee in order to enforce any right or remedy under the Securities or the Indenture.

                    (p) If at any time during the 25 day period after the Registration Statement is declared effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in your opinion, the market price for the Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising it as to the effect set forth above, prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

               5.   Conditions of the Obligations of the Underwriters.

               The respective obligations of the Underwriters to purchase and pay for the Securities shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company herein as of the date here of and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of all of their covenants and agreements hereunder and to the following additional conditions:

                    (a) Notification that the Registration Statement has become effective shall be received by you not later than 5:00 p.m., Nashville, Tennessee time, on the date of this Agreement or at such later date and time as shall be consented to in writing by you and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made.

                    (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction,
          (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and to the satisfaction of the Representatives, (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to you and you did not object thereto in good faith, (v) the NASD, upon review of the terms of the public offering of the Securities, shall not have objected to such offering, such terms or the

          Underwriters' participation in the same, and (vi) and you shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

                    (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus,
          (i) there shall not have been a material adverse change, or any development involving a prospective material adverse change, in the general affairs, business, business prospects, properties, management, key personnel, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane or other casualty or calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in your reasonable judgment any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Securities by you at the public offering price.

                    (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any Subsidiary or any of their respective officers or directors in their capacities as such, before or by any Federal, state, or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations.

                    (e) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Securities, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Securities, at the Option Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Securities, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

                    (f) The Underwriters shall have received an opinion, dated the Closing Date and, with respect to the Option
          Securities, the Option Closing Date, and satisfactory in form and substance to your counsel, from Wyche, Burgess, Freeman & Parham, P.A., counsel to the Company, to the effect that:

                         (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of South Carolina, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly registered as a bank holding company under the BHC Act;

                         (ii) Carolina First Bank is a South Carolina-chartered commercial bank, duly organized, validly existing and in good standing under the laws of South Carolina; CF Mortgage is a South Carolina business corporation, duly organized, validly existing and in good standing under the laws of South Carolina; each of Carolina First Bank and CF Mortgage has the corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each of Carolina First Bank and CF Mortgage is qualified to do business as a foreign corporation in good standing in all other jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualifications;

                         (iii) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. (section mark) 55, as amended) nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries (except directors' qualifying shares) are owned by the Company free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                         (iv) The Securities delivered on such Closing Date have been duly authorized, and when the Securities have been executed and authenticated in the manner set forth in the Indenture and issued and delivered against payment therefor, the Securities will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                         (v) The Securities have been duly authorized and validly issued, and the Securities and the Indenture conform to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive or similar rights with respect to the Securities;

                         (vi) There are no contracts, agreements or
                    understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                         (vii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the execution, delivery or performance by the Company of this Agreement or the Indenture, or for the issuance or sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such as have been obtained and made under the Act, the TIA, and the Exchange Act and such as may be required under state securities laws;

                         (viii) The execution, delivery and performance of this Agreement, the Indenture and the consummation of the transactions herein and therein contemplated, including the issuance and sale of the Securities and compliance with the provisions thereof, will not result in a breach or violation of any of the terms or provisions if, or constitute a default under, (A) any statute, rule, regulation or, to the knowledge of such counsel after reasonable investigation, order of any governmental agency or body or any court having jurisdiction over the Company or Subsidiaries of the Company or any of their properties, or (B) any material obligation, agreement, covenant or condition contained in any agreement or instrument to the knowledge of such counsel after reasonable investigation to which the Company or the Subsidiaries is a party or by which the Company or the Subsidiaries is bound or to which any of the properties of the Company or the Subsidiaries is subject, or (C) the respective Articles of Incorporation, as amended, of the Company, the Bylaws of the Company or the Charters, Articles of Incorporation or Bylaws of any of the Subsidiaries; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

                         (ix) The Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of rule 424(b) specified in such opinion on the date specified therein or was included in the Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act, the Exchange Act, and the Rules and Regulations; such counsel have no reason to believe that the Registration Statement, or any amendment thereto, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, as of its issue date, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus or as to the section of the Prospectus entitled "Underwriting";

                         (x) Each of this Agreement and the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or similar laws now or hereafter in effect relating to creditors' rights or debtors' obligations generally; (B) that the remedies of specific performance and injunctive and other forms of relief are subject to general equitable principles, whether enforcement is sought at law or in equity, and that such enforcement may be subject to the discretion of the court before which any proceedings therefor may be brought; and (C) as rights to indemnity and contribution may be limited by state or Federal laws relating to securities or the policies underlying such laws; and

                         (xi) To the best of such counsel's knowledge, the conditions for use of Form S-3 have been satisfied with respect to the Registration Statement.

          In rendering such opinion, such counsel may rely as to matters of fact to the extent deemed proper, on certificates of responsible officers of the Company and its subsidiaries and public officials.

                    (g) You shall have received an opinion, dated the Closing Date and the Option Closing Date, from Nelson Mullins Riley & Scarborough, L.L.P., as your counsel, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to you, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                    (h) Concurrently with the execution and delivery of this Agreement, the Accountants shall have furnished to you a letter, dated the date of its delivery, addressed to you and in form and substance satisfactory to you, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and stating (i) with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein, that they read such information, compared it to the Company's general accounting records, schedules prepared by the Company, the financial statements included or incorporated by reference in the Registration Statement or tables appearing in the Registration Statement and found such information to be in agreement with the source documents; (ii) in their opinion, the financial statements examined by them of the Company at all dates and for all periods referred to in their opinion and included or incorporated by reference in the Registration Statement or the Prospectus, comply in all material respects with the applicable accounting requirements of the Act, the TIA, the Exchange Act and the published Rules and Regulations thereunder with respect to registration statements on Form S-3; and (iii) on the basis of certain indicated procedures (but not an examination in accordance with generally accepted accounting principles), including examinations of the instruments of the Company set forth in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, whether or not appearing in the Prospectus, inquiries of the officers of the Company or other persons responsible for its financial and accounting matters regarding the specific items for which representations are requested below and a reading of the minute books of the Company, nothing has come to their attention which would cause them to believe that during the period from the last audited balance sheet included in the Registration Statement to a specified date not more than two days prior to the date of such letter (A) there has been any change in the capital stock or other securities of the Company or any payment or declaration of any dividend or other distribution in respect thereof or exchange therefor from that shown on its audited balance sheets (except dividends on the Common Stock paid on ______________, 1995 and declared and payable on ______________, 1995) or in the debt of the Company from that shown in the Registration Statement or Prospectus other than as set forth in or contemplated by the Registration Statement or Prospectus; (B) there have been any material decreases in net current assets or net assets as compared with amounts shown in the last audited balance sheet included or incorporated by reference in the Prospectus so as to make said financial statements misleading; and (C) on the basis of the indicated procedures and discussions referred to in clause
          (iii), nothing has come to their attention which, in their judgment, would cause them to believe or indicate that the unaudited financial statements and schedules, whether or not appearing in the Registration Statement and Prospectus, do not present fairly the financial position and results of the Company, for the periods indicated, in conformity with the generally accepted accounting principles applied on a consistent basis with the audited financial statements. At the Closing Date and, as to the Option Securities, the Option Closing Date, the Accountants shall have furnished to you a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than two days prior to the Closing Date and the Option Closing Date that would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

                    (i) Concurrently with the execution and delivery of this Agreement, KPMG Peat Marwick LLP shall have furnished to you a letter, dated the date of its delivery, addressed to you and in form and substance satisfactory to you, confirming that they are independent accountants with respect to the Company under the Act and the Rules and Regulations and stating (i) with respect to the financial and other statistical and numerical information contained in the Registration Statement or incorporated by reference therein, that they read such information, compared it to the Company's general accounting records, schedules prepared by the Company, the financial statements included or incorporated by reference in the Registration Statement or tables appearing in the Registration Statement and found such information to be in agreement with the source documents; (ii) in their opinion, the financial statements of the Company at all dates and for all periods referred to in their opinion and included or incorporated by reference in the Registration Statement or the Prospectus, comply in all material respects with the applicable accounting requirements of the Act and the published Rules and Regulations thereunder with respect to registration statements on Form S-3; and (iii) on the basis of certain indicated procedures (but not an examination in accordance with generally accepted accounting principles), including examinations of the instruments of the Company set forth in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, whether or not appearing in the Prospectus, inquiries of the officers of the Company or other persons responsible for its financial and accounting matters regarding the specific items for which representations are requested below and a reading of the minute books of the Company, nothing has come to their attention which would cause them to believe that during the period from the last audited balance sheet included in the Registration Statement to a specified date not more than two days prior to the date of such letter (A) there has been any change in the capital stock or other securities of the Company or any payment or declaration of any dividend or other distribution in respect thereof or exchange therefor from that shown on its audited balance sheets (except dividends on the Common Stock paid on _________________, 1995 and declared and payable on _______________, 1995) or in the debt of the Company from that shown in the Registration Statement or Prospectus other than as set forth in or contemplated by the Registration Statement or Prospectus; (B) there have been any material decreases in net current assets or net assets as compared with amounts shown in the last audited balance sheet included in the Prospectus so as to make said financial statements misleading; and (C) on the basis of the indicated procedures and discussions referred to in clause (iii), nothing has come to their attention which, in their judgment, would cause them to believe or indicate that the unaudited financial statements and schedules, whether or not appearing in the Registration Statement and Prospectus, do not present fairly the financial position and results of the Company, for the periods indicated, in conformity with the generally accepted accounting principles applied on a consistent basis with the audited financial statements. At the Closing Date and, as to the Option Securities, the Option Closing Date, KPMG Peat Marwick LLP shall have furnished to you a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from KPMG Peat Marwick LLP, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than two days prior to the Closing Date and the Option Closing Date that would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

                    (j) Concurrently with the execution and delivery of this Agreement and at the Closing Date and, as to the Option Securities, the Option Closing Date, there shall be furnished to you an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and Chief Financial Officer of the Company, in form and substance satisfactory to you, to the effect that:

                         (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects, do not include any untrue statement of material fact, and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) in the case of the certificate delivered at the Closing Date and the Option Closing Date, since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act and the Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed;

                         (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects;

                         (iii) Each of the covenants required herein to be performed by the Company on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with.

                    (k) The Indenture shall have been duly executed and delivered by the parties thereto.

                    (l) The Securities shall be qualified for sale in such states as you may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

                    (m) No Underwriter shall have advised the Company that the Registration Statement, any preliminary Prospectus, the Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in your reasonable judgment, is material, or omits to state a fact which, in your judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading and the Company shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.

                    (n) The Company shall have furnished to you such certificates, in addition to those specifically mentioned herein, as you may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to your obligations hereunder.

               6.   Indemnification.

                    (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or
          Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with,and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act, the TIA or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of the Company contained herein,
          (ii) any failure of the Company to perform its obligations hereunder or under the Indenture or under law or (iii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus or any blue sky application or filing, or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading; provided, that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Securities in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to an Underwriter furnished in writing to the Company by an Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. The Company acknowledges that the statements set forth under the heading "Underwriting" in any preliminary prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by you expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

                    (b) Each Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the Underwriters, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to you furnished in writing to the Company by you expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. The Company acknowledges that the statements set forth under the heading "Underwriting" in any preliminary prospectus and the Prospectus constitute the only information relating to the Underwriters furnished in writing to the Company by the Underwriters expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that the Underwriters might otherwise have.

                    (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

                    (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the

          Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who may be liable for contribution) to which the Company and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), an Underwriter shall not be required to contribute any amount in excess of the underwriting discounts received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution maybe made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                    (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by the Underwriters or on their behalf,
          (ii) acceptance of any of the Securities and payment therefor or
          (iii) any termination of this Agreement.

               7.   Termination.

               The Underwriters' obligations under this Agreement may be terminated at any time on or prior to the Closing Date (or, with respect to the Option Securities, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any of the Underwriters to the Company, if, prior to delivery and payment for the Securities (or the Option Securities, as the case may be), in your sole judgment, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists such equity securities or by the Nasdaq System, (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court of other governmental authority,
          (iii) a general banking moratorium shall have been declared by either Federal or State authorities, or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in your sole judgment, impracticable or inadvisable to market the Securities on the terms and in the manner contemplated by the Prospectus.

               8.   Substitution of Underwriters.

               If any Underwriter shall fail or refuse to purchase any of the Firm Securities which it has agreed to purchase hereunder, and the aggregate principal amount of Firm Securities which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Firm Securities, the other Underwriters shall be obligated, severally, to purchase the Firm Securities that such defaulting Underwriter agreed but failed or refused to purchase, in the proportions which the principal amount of Firm Securities which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate principal amount of Firm Securities which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as you may specify; provided, that in no event shall the maximum principal amount of Firm Securities which an Underwriter has been obligated to purchase pursuant to
          Section 1 be increased pursuant to this Section 8 by more than one-ninth of such principal amount of Firm Securities without the prior written consent of such Underwriter. If an Underwriter shall fall or refuse to purchase any Firm Securities and the aggregate principal amount of Firm Securities which such defaulting Underwriter agreed but failed or refused to purchase exceeds one-tenth of the aggregate principal amount of the Firm Securities and arrangements satisfactory to the non-defaulting Underwriters or the Company for the purchase of such Firm Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company for the purchase or sale of any Securities under this Agreement. In any such case the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect to any default of such Underwriter under this Agreement.

               9.   Miscellaneous.

               Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 102 South Main Street, Greenville, South Carolina 29601, Attention: Mack I. Whittle, Jr., or (b) if to you at the offices of J.C. Bradford & Co., J.C. Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201, Attention:
          James H. Graves. Any such notice shall be effective only upon receipt. Any notice under Section 7 or 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

               This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and the controlling persons, directors and officers referred to in Section 6, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Securities from an Underwriter.

               This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

               This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

               In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               The Company and you each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

               You hereby represent and warrant to the Company that you have authority to act hereunder on behalf of the several Underwriters, and any action hereunder taken by you will be binding upon all the Underwriters.

               Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                        Very truly yours,

                                        CAROLINA FIRST CORPORATION




                                        By:

                                           Title:


          Confirmed and accepted as of the
          date first above written.

          J. C. BRADFORD & CO.
          INTERSTATE/JOHNSON LANE CORPORATION
          MORGAN KEEGAN & COMPANY, INC.
          For themselves and as Representatives
          of the several Underwriters

          By:  J.C. Bradford & Co.

          By:  _________________________________
               Partner

                                      SCHEDULE I




               Name

          J.C. Bradford & Co. . . . . . . . . . . . . . . . .    $
          Interstate/Johnson Lane Corporation . . . . . . . .
          Morgan Keegan & Company, Inc. . . . . . . . . . . .

                                                                 $